January 31, 2023

Spirit of America Income & Opportunity Fund

Class A Shares – TICKER: SOAOX
Class C Shares – TICKER: SACOX
Institutional Shares – TICKER: SOIOX

A series of Spirit of America Investment Fund, Inc. (the “Company”)

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of the Spirit of America Income & Opportunity Fund,
each dated May 1, 2022, as amended

Based upon a recommendation by Spirit of America Management Corp. (the “Adviser”), the Board of Directors (the “Board”) of the Company has determined and approved at a meeting of the Board on January 24, 2023, to close and liquidate the Spirit of America Income & Opportunity Fund, (the “Opportunity Fund”).   In connection with this action, the Board has adopted a plan of liquidation.  Please note that the Opportunity Fund will be liquidating its assets at the close of business on March 3, 2023.  You are welcome, however, to redeem or exchange your shares before that date.

Effective immediately, in anticipation of the liquidation, at the close of business on January 31, 2023 the Opportunity Fund will no longer accept purchases.  In addition, as soon as reasonable and practicable, the Adviser will begin an orderly transition of the Opportunity Fund’s portfolio to cash and cash equivalents and the Opportunity Fund will thereafter no longer be pursuing its investment objective.

Shareholders of the Opportunity Fund may redeem their investments as described in the Fund’s Prospectus.  Shareholders may also exchange their shares for corresponding shares of the remaining six Spirit of America Funds (Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America Municipal Tax Free Bond Fund, Spirit of America Income Fund, Spirit of America Utilities Fund or Spirit of America Energy Fund) at the net asset value of the respective fund without any sales charges. Accounts of the Opportunity Fund not redeemed or exchanged will automatically be redeemed on March 3, 2023, and net cash proceeds, less any required withholding, will be sent to the address of record.

If you hold your shares in an individual retirement account (an “IRA”), you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Opportunity Fund’s transfer agent at 1-800-452-4892 prior to March 3, 2023 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If the Opportunity Fund has not received your redemption request or other instruction, your shares will be redeemed on March 3, 2023, and you will receive your proceeds from the Fund, subject to any required withholding.  These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record of the Opportunity Fund as of the close of business on March 3, 2023.

Further Information

For further information, please contact the Funds toll-free at (800) 452-4892. You may also obtain additional copies of the Opportunity Fund’s Summary Prospectus, Prospectus and SAI, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above or by visiting the Funds’ website at www.SOAFunds.com.

Investors Should Retain this Supplement for Future Reference.